UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076
Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period:  January 31, 2019

Item 1. Reports to Stockholders.

Annual Report
January 31, 2019

Volshares Large Cap ETF
Ticker: VSL

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Volshares Large Cap ETF

Volshares Large Cap ETF

January 31, 2019

Dear Volshares Shareholders,

Thank you for your investment in the Volshares Large Cap ETF (“VSL” or the “Fund”). This is the Annual Report to Shareholders that covers the period from inception on February 22, 2018 through January 31, 2019 (the “Period”).  The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Volshares Large Cap Index (the “Index”).

For the Period, the VSL market price return was 2.55% and its NAV return was 2.63%. During the same Period, the underlying Index returned 3.46% while the S&P 500 Index (SPX), a broad market index, had a total return of 1.84%. VSL also distributed four dividend payouts; the ex-dates were March 13, 2018, with a rate of 0.05749 per share; June 12, 2018, with a rate of 0.08691 per share; September 18, 2018, with a rate of 0.16510 per share and December 28, 2018, with a rate of 0.12548 per share.

VSL’s cumulative returns for the Period are listed below:

VSL’s cumulative returns
	Inception				Since
	Date	3 Month	6 Month	9 Month	Inception
Volshares Large Cap ETF
@ Market	02/22/2018	9.85%	0.25%	3.43%	2.55%
Volshares Large Cap ETF
@ NAV	02/22/2018	10.43%	-0.56%	4.44%	2.63%
Volshares Large Cap Index	02/22/2018	10.17%	-0.55%	5.02%	3.46%
S&P 500 TR	02/22/2018	0.26%	-3.00%	3.67%	1.84%
VSL @ NAV vs S&P 500 TR
(excess return)	02/22/2018	10.17%	2.44%	0.77%	0.79%

Past performance is not a guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.  Performance current to the most recent month end may be obtained by calling (800) 617-0004.

The second half of 2018 was an inverse of the first half of the year.  Stock market returns went from positive in June to negative by the end of 2018.  During the last half of the year, market volatility gradually trended upwards accelerating in the later quarters of 2018.  One major factor causing the downturn in the markets was the gridlock in Congress as a result of the mid-term elections.  The current polarizing of U.S. politics and the significant rise in volatility contributed to the negative overall performance of the S&P 500 for 2018.

For the Period, CBOE’s VIX Index, also known as the market’s “fear gauge” went from an all-time low in November 2017 to an average of 16.6 for 2018, shooting to 21.1 in Q4 2018, largely in November and December.  The increased volatility

Volshares Large Cap ETF

resulted in negative total returns for the S&P 500 for 2018. Given the uncertainty in the U.S.’ political landscape and the upcoming Fed policy effects, I believe an increase in market volatility is anticipated throughout the U.S. markets in 2019.

The Fed raising policy interest rates suggests that if labor markets remain tight, the Fed may be inclined to continue reducing monetary accommodation. In Q4, the U.S. Federal Reserve raised policy interest rates for the ninth time this cycle.  Over the past 6 tightening cycles, the Fed has responded to low unemployment and rising wages by continuing to hike rates, even after the yield curve became negatively sloped.

Various sectors tend to outperform during higher market volatility, such as Utilities.  With the increase in volatility and the decline in the 10-year Treasury yield, Utilities outperformed in the later half of 2018.  Other sectors that outperformed were Consumer Staples who benefited from strong performance among the household products and beverages industry groups.  Energy (-23.8%), Industrials (-17.3%), Information Technology (-17.3%), and Consumer Discretionary (-16.4%) were the weakest sectors in Q4.

For the calendar 2018-year, Health Care (+6.5%), Utilities (+4.1%), Consumer Discretionary (+0.8%), and Information Technology (-0.3%) performed the best. Energy (-18.1%), Materials (-14.7%), Industrials (-13.3%) and Financials (-13.0%) were the weakest sectors.  For the month of January 2019, the S&P 500 TR rebounded a bit from December market hit, gaining 8.01%.

VSL’s cumulative return for
1 month ended January 31, 2019
1 month
Volshares Large Cap ETF
@ Market	13.00%
Volshares Large Cap ETF
@ NAV	12.86%
Volshares Large Cap Index	13.25%
S&P 500 TR	8.01%
VSL @ NAV vs S&P 500 TR
(excess return)	4.85%

If January’s return is any indication for the U.S. Markets in 2019, we should be looking at a nice rebound.  As you might expect, we cannot judge the year as per how the market performed in one month.  Given the struggle in “FANG” stocks, the anticipated shut down to the actual shut down of the U.S. Government, the uncertainty of interest rates and the ever-changing developments of China trade relations with the U.S., I expect a higher than normal volatility for most of 2019.  This is a good sign for our Fund, since the model outperforms it’s given index during periods of higher volatility.

Volshares Large Cap ETF

These events triggered our model to produce a wide range of sector allocations throughout this time period. Listed below is a portfolio breakdown of the percentage allocations as they compare the S&P 500.

** Note the S&P 500 weighting percentages were updated on 9/24/2018.

** The above chart is from Seeking Alpha, September 25, 2018 online edition

In conclusion, in reviewing the average allocations vs. one-time period “one weekly trade” an observation can be made that the portfolio, through its weekly re-balance took advantage of market sentiment in up markets while its leaning to low volatile stock offered a bit of a hedge in down markets.

Kindest regards,

Dominic J. Catrambone
President
Whitford Asset Management, LLC

Volshares Large Cap ETF

Must be preceded or accompanied by a prospectus. Past performance is not a guarantee of future results.

All investments involve risk. Principal loss is possible. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each weekly reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. The Fund is not actively managed, and the Fund’s adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

The Fund builds its portfolio by looking for companies that exhibit low volatility characteristics, but also demonstrate price momentum that could deliver above average returns. The Fund uses the Whitford Model, which analyzes the market sentiment for each company in the starting universe of the 500 largest companies based on the proximity of each company’s opening and closing prices to their mean, and its volatility to identify the most attractive securities in terms of their potential for short- term appreciation relative to their expected volatility. With an emphasis on RVIX “realized volatility” and market sentiment.

Whitford’s methodology ranks the 500 large cap stocks based on low volatility and market sentiment as measured by the average weekly prices, which are run through our algorithm. The twenty-five stocks with the lowest model scores are selected each week for purchase. These stocks are given an equal weighting of four percent (4%) allocation in the portfolio.

The Fund’s benchmark is the S&P 500 Index (TR) “Total Return”; the index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Volshares Large Cap Index - Construction of the Index begins with the constituents of the Solactive US Large Cap Index (the “Equity Universe”), generally the 500 largest U.S.-listed common stocks and real estate investment trusts (“REITs”). The opening and closing prices for each company in the Equity Universe are utilized by the Whitford Model to identify the twenty-five companies with a combination of the highest likelihood of appreciation over the next one-week period and the lowest volatility compared to traditional market capitalization-based equity indexes.

The Volatility Index, or VIX, is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.

FANG is the acronym for four high-performing technology stocks in the market as of 2017 – Facebook, Amazon, Netflix and Google (now Alphabet, Inc.).

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The Volshares Large Cap ETF is distributed by Quasar Distributors, LLC.

Volshares Large Cap ETF

PERFORMANCE SUMMARY
 (Unaudited)

Growth of $10,000

Since
Cumulative Returns	Inception
Period Ended January 31, 2019	(2/22/2018)
Volshares Large Cap ETF – NAV	2.63%
Volshares Large Cap ETF – Market	2.55%
Volshares Large Cap Index	3.46%
S&P 500® Index	1.84%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Volshares Large Cap ETF

PORTFOLIO ALLOCATION
As of January 31, 2019 (Unaudited)

Percentage of
Sector	Net Assets
Manufacturing	24.1%
Finance and Insurance	20.1
Retail Trade	19.9
Information	11.9
Transportation and Warehousing	7.9
Mining, Quarrying, and Oil and Gas Extraction	4.0
Professional, Scientific, and Technical Services	4.0
Administrative and Support and Waste Management
and Remediation Services	4.0
Health Care and Social Assistance	4.0
Short-Term Investments	98.8
Liabilities in Excess of Other Assets	(98.7)
Total	100.0%

Volshares Large Cap ETF

SCHEDULE OF INVESTMENTS
January 31, 2019

Shares	Security Description	Value
	COMMON STOCKS – 99.9%

	Administrative and Support and
	Waste Management and Remediation Services – 4.0%
483	IHS Markit, Ltd. (a)	$25,077

	Finance and Insurance – 20.1%
524	Aflac, Inc.	24,995
161	Aon plc	25,153
342	Arthur J. Gallagher & Company	25,551
61	BlackRock, Inc.	25,320
153	MSCI, Inc.	26,051
		127,070
	Health Care and Social Assistance – 4.0%
445	DaVita, Inc. (a)	24,978

	Information – 11.9%
116	Intuit, Inc.	25,035
211	Verisk Analytics, Inc. (a)	24,773
226	Walt Disney Company	25,204
		75,012
	Manufacturing – 24.1%
665	Boston Scientific Corporation (a)	25,370
133	Cintas Corporation	24,939
171	Clorox Company	25,373
229	Danaher Corporation	25,400
533	Kraft Heinz Company	25,616
102	Thermo Fisher Scientific, Inc.	25,058
		151,756
	Mining, Quarrying, and Oil and Gas Extraction – 4.0%
245	Diamondback Energy, Inc.	25,264

	Professional, Scientific, and Technical Services – 4.0%
135	Amgen, Inc.	25,260

	Retail Trade – 19.9%
440	Foot Locker, Inc.	24,592
200	McKesson Corporation	25,650
508	TJX Companies, Inc.	25,263

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

SCHEDULE OF INVESTMENTS
January 31, 2019 (Continued)

Shares	Security Description	Value
	COMMON STOCKS – 99.9% (Continued)

	Retail Trade – 19.9% (Continued)
86	Ulta Beauty, Inc. (a)	$25,105
347	Walgreens Boots Alliance, Inc.	25,074
		125,684
	Transportation and Warehousing – 7.9%
288	CH Robinson Worldwide, Inc.	24,990
155	Union Pacific Corporation	24,657
		49,647
	TOTAL COMMON STOCKS (Cost $622,530)	629,748

	SHORT-TERM INVESTMENTS – 98.8%
622,492	First American Government Obligations Fund,
	Class X, 2.32% (b)*	622,492
	TOTAL SHORT-TERM INVESTMENTS (Cost $622,492)	622,492
	TOTAL INVESTMENTS – 198.7% (Cost $1,245,022)	1,252,240
	Liabilities in Excess of Other Assets – (98.7)%	(622,023)
	NET ASSETS – 100.0%	$630,217

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

*	Rate shown is the annualized seven-day yield as of January 31, 2019.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2019

ASSETS
Investments in securities, at value (Cost $1,245,022)	$1,252,240
Dividends and interest receivable	839
Total assets	1,253,079
LIABILITIES
Payable for securities purchased	622,530
Management fees payable	332
Total liabilities	622,862
NET ASSETS	$630,217

Net Assets Consist of:
Paid-in capital	$760,750
Total distributable earnings (accumulated deficit)	(130,533)
Net assets	$630,217

Net Asset Value:
Net assets	$630,217
Shares outstanding^	25,000
Net asset value, offering and redemption price per share	$25.21

^  No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

STATEMENT OF OPERATIONS
For the Period Ended January 31, 2019*

INCOME
Dividends	$35,930
Interest	271
Total investment income	36,201

EXPENSES
Management fees	9,676
Total expenses	9,676
Net investment income (loss)	26,525

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	32,071
Change in unrealized appreciation (depreciation) on investments	7,218
Net realized and unrealized gain (loss) on investments	39,289
Net increase (decrease) in net assets
resulting from operations	$65,814

*	The Fund commenced operations on February 22, 2018. The information presented is for the period from February 22, 2018 to January 31, 2019.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
January 31, 2019*
OPERATIONS
Net investment income (loss)	$26,525
Net realized gain (loss) on investments	32,071
Change in unrealized appreciation (depreciation)
on investments	7,218
Net increase (decrease) in net assets
resulting from operations	65,814

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(25,314)
Total distribution to shareholders	(25,314)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,456,212
Payments for shares redeemed	(10,866,495)
Net increase (decrease) in net assets derived
from capital share transactions (a)	589,717
Net increase (decrease) in net assets	$630,217

NET ASSETS
Beginning of period	$—
End of period	$630,217

(a) A summary of capital share transactions is as follows:
Period Ended
January 31, 2019*
Shares
Subscriptions	450,000
Redemptions	(425,000)
Net increase (decrease)	25,000

*  The Fund commenced operations on February 22, 2018. The information presented is for the period from February 22, 2018 to January 31, 2019.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Period Ended
	January 31,
	2019(1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.42
Net realized and unrealized gain (loss) on investments	0.23	(3)
Total from investment operations	0.65

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.44)
Total distributions	(0.44)

Net asset value, end of period	$25.21

Total return	2.63	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$630

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.65	%(5)
Net investment income (loss) to average net assets	1.78	%(5)
Portfolio turnover rate(6)	4,434	%(5)

(1)	Commencement of operations on February 22, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)
Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the statement of operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019

NOTE 1 – ORGANIZATION

Volshares Large Cap ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before expenses and fees, of the Volshares Large Cap Index (the “Index”). The Fund commenced operations on February 22, 2018.  On January 29, 2019, the Board of Trustees of the Trust determined to keep the Fund open and to continue Fund operations, thereby rescinding a prior decision from January 18, 2019 to close and liquidate the Fund.  The Fund issued a press release on January 29, 2019 announcing that the Fund would remain open without any interruption in trading or its acceptance of new orders.

The end of the reporting period for the Fund is January 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended January 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange-traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the reporting period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$629,748	$—	$—	$629,748
Short-Term Investments	622,492	—	—	622,492
Total Investments
in Securities	$1,252,240	$—	$—	$1,252,240

^ See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.
Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind. During the current fiscal period, the following table shows the reclassifications made:

Distributable Earnings
(Accumulated Deficit)	Paid-In Capital
$(171,033)	$171,033

During the current fiscal period, the Fund realized $171,033 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the reporting period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.
New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Whitford Asset Management LLC (the “Adviser”), serves as the investment adviser and index provider to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.65% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board and monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $70,701,093 and $70,845,457, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $11,438,311 and $10,703,446, respectively.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of January 31, 2019 were as follows:

Tax cost of investments	$1,245,022
Gross tax unrealized appreciation	$7,860
Gross tax unrealized depreciation	(642)
Total unrealized appreciation (depreciation)	7,218
Undistributed ordinary Income	1,046
Undistributed long-term capital gains	—
Accumulated gain (loss)	1,046
Other accumulated gain (loss)	(138,797)
Distributable earnings (accumulated deficit)	$(130,533)

As of January 31, 2019, the Fund deferred, on a tax-basis, no post-October capital losses and no late-year ordinary losses.

As of January 31, 2019, the Fund had a short-term capital loss carryforward of $138,797. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the period ended January 31, 2019 was $25,314 of ordinary income.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2019 (Continued)

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the 1940 Act. As of the end of the reporting period, employees of the Adviser indirectly owned greater than 25% of the outstanding shares of the Fund in the secondary market.

Volshares Large Cap ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Volshares Large Cap ETF and Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions, as of January 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period February 22, 2018 (commencement of operations) to January 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations, the changes in its net assets and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
March 29, 2019

Volshares Large Cap ETF

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

				Number of	Other
		Term of		Portfolios	Directorships
		Office and		in Fund	Held by
Name	Position	Length of		Complex	Trustee
and Year	Held with	Time	Principal Occupation(s)	Overseen	During Past
of Birth	the Trust	Served	During Past 5 Years	by Trustee	5 Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	Retired; formerly Chief	45	Independent
Born: 1946	Indepen-	term;	Financial Officer,		Trustee,
	dent	since	Robert W. Baird & Co.		Managed
	Trustee	2012	Incorporated (wealth		Portfolio
	and		management firm)		Series (39
	Audit		(2000–2011).		portfolios).
Committee
Chairman

David A. Massart	Trustee	Indefinite	Co-Founder, President,	45	Independent
Born: 1967		term;	and Chief Investment		Trustee,
		since	Strategist, Next Generation		Managed
		2012	Wealth Management, Inc.		Portfolio
			(since 2005).		Series (39
portfolios).

Janet D. Olsen	Trustee	Indefinite	Retired; formerly Managing	45	Independent
Born: 1956		term;	Director and General		Trustee, PPM
		since	Counsel, Artisan Partners		Funds
		2018	Limited Partnership		(9 portfolios)
			(investment adviser)		(since 2018).
(2000–2013); Executive
Vice President and General
Counsel, Artisan Partners
Asset Management Inc.
(2012–2013); Vice President
and General Counsel, Artisan
Funds, Inc. (investment
company) (2001–2012).

Interested Trustee

Michael A. Castino	Trustee	Indefinite	Senior Vice President, U.S.	45	None
Born: 1967	and	term;	Bancorp Fund Services, LLC
	Chairman	Trustee	(since 2013); Managing
		since	Director of Index Services,
		2014;	Zacks Investment
		Chairman	Management
		since 2013	(2011–2013).

Volshares Large Cap ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time
of Birth	the Trust	Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust

Kristina R. Nelson	President	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
Born: 1982		term;	(since 2014); Assistant Vice President, U.S. Bancorp
		since 2019	Fund Services, LLC (2013–2014).

Michael D. Barolsky	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1981	President	term;	(since 2019); Vice President, U.S. Bancorp Fund
	and	since	Services, LLC (2012–2019); Associate, Thompson Hine
	Secretary	2014	LLP (law firm) (2008–2012).
(other roles
since 2013)

James R. Butz	Chief	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1982	Compliance	term;	(since 2015); Vice President, U.S. Bancorp Fund
	Officer	since 2015	Services, LLC (2014–2015); Assistant Vice President,
U.S. Bancorp Fund Services, LLC (2011–2014).

Kristen M. Weitzel, CPA	Treasurer	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
Born: 1977		term;	(since 2015); Assistant Vice President, U.S. Bancorp
		since 2014	Fund Services, LLC (2011–2015); Manager,
		(other roles	PricewaterhouseCoopers LLP (accounting firm)
		since 2013)	(2005–2011).

Brett M. Wickmann	Assistant	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
Born: 1982	Treasurer	term;	(since 2017); Assistant Vice President, U.S. Bancorp
		since 2017	Fund Services, LLC (2012–2017).

Elizabeth A. Winske	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services,
Born: 1983	Treasurer	term;	LLC (since 2016); Officer, U.S. Bancorp Fund Services,
		since 2017	LLC (2012–2016).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.volsharesetfs.com.

Volshares Large Cap ETF

EXPENSE EXAMPLE
For the Six-Months Ended January 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 – January 31, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	August 1, 2018	January 31, 2019	During the Period(1)
Actual	$1,000.00	$ 994.40	$3.27
Hypothetical (5% annual	$1,000.00	$1,021.93	$3.31
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.65%, multiplied by the average account value during the period, multiplied by 184/365 to reflect the one-half year period.

Volshares Large Cap ETF

FEDERAL TAX INFORMATION
(Unaudited)

As of the end of the reporting period, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 30.45%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the period ended January 31, 2019 was 26.65%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.volsharesetfs.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.volsharesetfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.volsharesetfs.com.

Adviser and Index Provider
Whitford Asset Management LLC
43 Leopard Road, Suite 201
Paoli, Pennsylvania 19301

Sub-Adviser
Vident Investment Advisory, LLC
300 Colonial Center Parkway, Suite 330
Roswell, Georgia 30076

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Volshares Large Cap ETF
Symbol – VSL
CUSIP – 26922A495

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 1/31/2019
Audit Fees	$14,000
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 1/31/2019
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 1/31/2019
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title      /s/Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date     April 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date     April 3, 2019

By (Signature and Title)*   /s/Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date     April 3, 2019

* Print the name and title of each signing officer under his or her signature.